REVOLUTIONARY ANALYTICS. BREAKTHROUGH RESULTS.™ eLoyalty Q4 2009 Earnings Webinar February 10, 2010 Exhibit 99.2

REVOLUTIONARY ANALYTICS. BREAKTHROUGH RESULTS.™
eLoyalty Confidential and Restricted © 2009 eLoyalty Corporation
Safe Harbor Language

During today’s call we will be making both historical and
forward-looking statements in order to help you better
understand our business.  These forward-looking statements
include references to our plans, intentions, expectations,
beliefs, strategies and objectives.  Any forward-looking
statements speak only as of today’s date.  In addition, these forward-looking statements are subject to risks and
uncertainties that could cause actual results to differ
materially from those stated or implied by the forward-
looking statements.  The risks and uncertainties associated
with our business are highlighted in our filings with the SEC, including our Annual Report filed on Form 10-K for the year
ended December 27, 2008, our quarterly reports on Form
10-Q, as well as our press release issued earlier today.
eLoyalty undertakes no obligation to publicly update or
revise any forward-looking statements in this call.  Also, be advised that this call is being recorded and is copyrighted by
eLoyalty Corporation.

Agenda Business Overview Q4 and 2009 Highlights Q1 Guidance Q&A

REVOLUTIONARY ANALYTICS. BREAKTHROUGH RESULTS.™
eLoyalty Confidential and Restricted © 2009 eLoyalty Corporation
Business Overview

eLoyalty has three Services Lines
2009 Actual and 2010 Outlook by Service Line
–
…a revolutionary analytics software service that
turns large volumes of recorded conversations into actionable business insight
–
…consulting services, managed services
and product resale around Cisco’s VoIP Contact Center offerings
–
…primarily project based CRM consulting revenues Legacy Revenues
Integrated Contact Solutions (ICS)
Behavioral Analytics™ (BA)
Service
Line
Revenue
Source
2009
Actual
2010
Outlook Commentary
BA
BA
Subscriptions
+58% +40% to +50% Expect Strong Growth in 2010
ICS
ICS Managed
Services
+14% 0% to +5%
Termination of 2 Large
Contracts…Expect to Regain
Momentum in Last Half of Year
ICS
ICS
Consulting
+21% -5% to -10%
Lengthy Sales Cycles &
Uncertain Macroeconomic
Conditions
Legacy Various -41% -40% to -50%
Legacy Revenues are only ~10%
of Total Services Revenues

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Recurring Revenues >70% of Total Services Revenues
0%
10%
20%
30%
40%
50%
60%
70%
80%
$2,000
$4,000
$6,000
$8,000
$10,000
$12,000
$14,000
$16,000
Q1
05
Q3
05
Q1
06
Q3
06
Q1
07
Q3
07
Q1
08
Q3
08
Q1
09
Q3
09
Managed Services Revenue % of Services Revenue

Managed Services Revenues

Agenda Business Overview Q4 and 2009 Review Q1 Guidance Q&A

Metric	Q4	2009	Comment
Services Revenues	$20.1m	$79.9m	Up 3% in 2009 in spite of $8m decrease in legacy consulting
Managed Services	$14.4m	$49.9m	Up 14% sequentially
Behavioral Analytics™ Service Subscriptions	37% Seq. Growth	58% 2009 Growth	
Total Revenues	$24.0m	$101.6m	Up 11% in 2009
Adjusted Earnings[1]	$0.3m	$1.5m	Up $11m in 2009 on an "apples to apples" basis
Backlog[2]	-	$87.7m	Increased 19% in 2009
Total Cash	-	$32.7m	Generated $2m cash in 2009

eLoyalty

REVOLUTIONARY ANALYTICS. BREAKTHROUGH RESULTS.™ eLoyalty Confidential and Restricted © 2009 eLoyalty Corporation Q4 and 2009 Highlights 7

REVOLUTIONARY ANALYTICS. BREAKTHROUGH RESULTS.™
eLoyalty Confidential and Restricted © 2009 eLoyalty Corporation
Q4 Income Statement Commentary
2% sequential increase in Services revenues
–
14% sequential increase in Managed Services revenues
1% increase in ICS Managed Services revenues
–
19% sequential decrease in Consulting revenues
Planned ramp down of a large ICS project
Fewer billing days
Lengthy sales cycles
$143k sequential increase in Adjusted Earnings
–
–
Lower ICS profitability
–
Slightly higher G&A expenses

Significant improvement in the Behavioral Analytics Service P&L
37% increase in Behavioral Analytics   Service subscriptions

Metric	Q4 2009	Sequential Change	Year/Year Change
Behavioral Analytics™	$63.1m	-15%	18%
ICS	$24.6m	-12%	21%
Total Backlog[2]	$87.7m	-14%	19%

TM

eLoyalty

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Backlog Review
Q4 Managed Services Backlog²
Factors Impacting Q4 Backlog
- Delays in signing 6 deals in Q4 totaling ~$20m…~$11.5m of these deals have been signed in Q1
- Cancellation of Behavioral Analytics  Service Contract with a Sub
Prime Credit Company due to extreme stress on the client’s
business
- Early termination of pilot with a large HMO due to uncertainties associated with health care reform

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Other Key Metrics
Total Cash balance increased $2.0m in 2009
Slight decrease of $0.4m in Q4
Favorable cash impact
–
$2.0m decrease in Accounts Receivables
–
$1.9m decrease in Prepaid Expenses
Unfavorable cash impact
–
$4.5m decrease in Unearned Revenue
DSO improved 10 days to 35 days
Ending Headcount of 431 employees…down from 436 employees at the end of Q3, 2009

Agenda Business Overview Q4 and 2009 Review Q1 Guidance Q&A

REVOLUTIONARY ANALYTICS. BREAKTHROUGH RESULTS.™
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Q1 2010 Guidance
Factors Impacting Q1 Outlook
–
Termination of two significant ICS Managed Services contracts
–
Delays in closing/ramping up of ICS projects
–
~ 5% reduction in headcount
Q1 Services Revenue Guidance is $18.0m
Q1 Managed Services Bookings
–
TM
–
Expect Q1 bookings will be $22m to $25m
Strong ICS and Behavioral Analytics    Service pipelines

Agenda Business Overview Q4 and 2009 Review Q1 Guidance Q&A

REVOLUTIONARY ANALYTICS. BREAKTHROUGH RESULTS.™
eLoyalty Confidential and Restricted © 2009 eLoyalty Corporation

Thank You
Kelly Conway
–
(847) 582-7200
–
Kelly_Conway@eLoyalty.com
Bill Noon
–
(847) 582-7019
–
Bill_Noon@eLoyalty.com

REVOLUTIONARY ANALYTICS. BREAKTHROUGH RESULTS.™
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Notes
1 eLoyalty presents Adjusted Earnings, a non-GAAP measure that represents cash earnings performance, excluding the impact of non-cash expenses and expense reduction activities, because management believes that Adjusted
Earnings provide investors with a better understanding of the results of eLoyalty’s operations. Management believes that Adjusted Earnings reflect eLoyalty’s resources available to invest in its business and strengthen its balance sheet.  In addition, expense reduction activities can vary significantly between periods on the basis of factors that management does not believe reflect current period operating performance.  Although similar adjustments for expense reduction activities may be recorded in future periods, the size and frequency of these adjustments cannot be predicted.  The Adjusted Earnings measure should be considered in addition to, not as a substitute for or superior to, operating income, cash flows or other measures of financial performance prepared in accordance with GAAP.
2 eLoyalty uses the term “backlog” to reflect the estimated future amount of Managed services revenue related to its
Managed services contracts.  The value of these contracts is based on anticipated usage volumes over the anticipated term of the agreement. The anticipated term of the agreement is based on the contractually agreed fixed term of the contract, plus agreed upon, but optional, extension periods.  Anticipated volumes may be greater or less than anticipated. In addition, these contracts typically are cancellable without cause based on the customer making a substantial early termination payment or forfeiture of prepaid contract amounts.  The reported backlog is expected to be recognized as follows: $37.4m in 2010; $23.9m in 2011; $16.2m in 2012; $10.2m in 2013 and
thereafter.